MERRILL LYNCH
GLOBAL
TECHNOLOGY
FUND, INC.




FUND LOGO




Quarterly Report

June 30, 1999




This report is not authorized for use as an offer of sale or solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Statements and other information herein are as dated and are subject to change.






Merrill Lynch
Global Technology Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.


Portfolio
Information
As of 6/30/99

Ten Largest Industries                    Percent of
Represented in the Portfolio              Net Assets

Semiconductors                              16.6%
Software                                    14.0
Telecommunications Equipment                11.7
Contract Manufacturers                      10.5
Computer Systems                             8.6
Internet                                     7.2
Technology Services                          6.6
Semiconductor Equipment                      5.9
Telecommunications                           4.2
Data Communications                          2.9


Ten Largest Holdings                      Percent of
Represented in the Portfolio              Net Assets

Microsoft Corporation                        4.8%
Compuware Corporation                        3.9
Xilinx, Inc.                                 3.7
Nokia Oyj 'A' (ADR)                          3.2
Cisco Systems, Inc.                          2.9
America Online, Inc.                         2.9
Synopsys, Inc.                               2.9
Solectron Corporation                        2.9
MCI WorldCom, Inc.                           2.8
Sanmina Corporation                          2.8



Officers and
Directors

Terry K. Glenn, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Paul G. Meeks, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Robert E. Putney, III, Secretary


Custodian
Brown Brothers Harriman &Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Merrill Lynch Global Technology Fund, Inc., June 30, 1999


DEAR SHAREHOLDER

For the quarter ended June 30, 1999, Merrill Lynch Global Technology Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +13.91%, +13.65%, +13.65% and +13.86%, respectively.
(Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on page 4 of this report to shareholders.) It was another relatively strong period for the technology sector, and the Fund's Class A Shares outperformed the +7.05% total return for the unmanaged Standard & Poor's 500 Index by 6.86 percentage points. We continue to believe that technology offers investors the greatest growth potential of any sector because these products and services continue to increase in performance but decrease in price, driving remarkable productivity in homes and offices around the world. We expect that careful technology investors will continue to be rewarded. Although these companies have superior long-term fundamentals, their shares are volatile, so that active managers can take advantage of opportunities to buy quickly on short-term dips or to sell immediately into rallies that are too steep.

We fared relatively well in the June quarter compared to our peer group, and the Fund's return for Class A Shares was within 20 basis points (0.20%) of the average of the 105 funds that comprise the Lipper Science and Technology Index.

We often compare our industry and stock selections to those in the Merrill Lynch 100 Technology Index (MLO) because the data is publicly available on a daily basis as compared to the less timely information found for our competitors. On an industry level, we held a relative weight in two of the top four (of 16 total) industries in the MLO, semiconductors and telecommunications equipment. We also benefited from adding to select software stocks before they rallied, such as Compuware Corporation, VERITAS Software Corporation and Microsoft Corporation. The appreciation in these issues helped carry the software industry to among the top performers in the technology sector for the quarter.

The industries that were drags on Fund performance during the quarter were personal computers (PCs), electronic design automation
(EDA) software (software used to design semiconductors) and Internet. We have since eliminated troubled PC vendor, Compaq Computer Corporation, to focus on what we view as superior industry investments in Dell Computer Corporation and Gateway Inc. In response to deterioration in its fundamentals, we also sold our position in EDA, Cadence Design Systems, Inc., to focus on the new leader in this group, Synopsys, Inc. Synopsys has been one of the Fund's best performers since we added it to the portfolio. We still have confidence in each of our Internet holdings other than Amazon.com, Inc. We sold Amazon in order to focus on what we view as the superior electronic commerce company, eBay Inc.

We were fortunate to have owned eight of the top 15 performers of the 100-stock MLO Index during the quarter. These include JDS Uniphase Corporation (fiber optics components sold to tele-communications equipment vendors); semiconductor vendors Broadcom Corporation, Xilinx, Inc. and Texas Instruments Incorporated; QUALCOMM Incorporated (wireless); telecommunications equipment vendors Tellabs, Inc. and Nortel Networks Corporation; and contract manufacturer, Solectron Corporation. We also held three of the 15 worst names--Gateway Inc. (PC player), EMC Corporation (data storage provider), and America Online, Inc. (Internet leader)-- which penalized us. The PC industry has become troublesome. Although unit growth is still robust (up between 15% and 20% year-to-year), dropping average selling prices have caused revenues to lag. We retain a small position in Gateway. We still have confidence in EMC and America Online, so we have not reduced our positions in either of these two companies.


Investment Outlook
We continue to divide the outlook for our sector into three distinct periods:

* A potentially relatively weak span through the summer as investors grapple with seasonal weakness, potential interest rate hikes (in addition to the increase on June 30, 1999) and worries about a Year 2000-related technology spending slowdown.

* A recovery in the second half of calendar 1999 that, like 1998, may be skewed toward the fourth quarter as investors wait for concrete evidence that spending will reaccelerate into the millennium.

* An unmistakable secular growth story given that technology's influence on the economy and on the broader market continues to grow unabated.

Since precise market timing is always a losing battle in this sector, and particularly because we are in uncharted territory in 1999 with the Year 2000 phenomenon, we will remain essentially fully invested. A cash holding beyond 5% is not typical for the Fund. In fact, the Fund ended the June quarter with 0.9% of net assets in cash. In summary, despite the near-term relative weakness in technology, we believe that the sector may outperform the broader market for the calendar year as a whole. Therefore, we are of the opinion that the sector's relative performance is likely to improve. As a result, we have positioned the portfolio accordingly.


Investment Strategy
In addition to seeking to be essentially fully invested in preparation for technology stocks regaining the market's leadership, and although our purpose is to manage a fully diversified (by industry and stock) portfolio, we must consciously decide whether we should be overweight, neutral weight or underweight in certain industries and stocks with respect to the MLO. With that in mind, our industry decisions included increasing our exposure in three groups in which we had been underweight: semiconductors, semiconductor capital equipment and Internet.

We arrived at our decision to boost our semiconductor-related exposure after accumulating evidence that the industry probably troughed in the third quarter of 1998. We focused our efforts on semiconductor leaders with strong intellectual property such as analog vendor, Maxim Integrated Products, Inc., and communications integrated circuit pioneer, Broadcom Corporation. Our list of semiconductor capital equipment holdings includes the who's who of the key enabling process technologies for their partners. KLA-Tencor Corporation, a leader in yield management and process management systems, is an example of one of these stocks. We also purchased shares of the world's largest foundry (an outsourced manufacturer of integrated circuit production), Taiwan Semiconductor Manufacturing Company Ltd.

We decided to increase our Internet exposure not so much to capture improving fundamentals but to opportunistically purchase several leadership stocks that had fallen significantly since technology securities began to tumble in February 1999. Through secondary offerings, we added eBay Inc. and PSINet Inc.

Considering the aforementioned near-term risks to the sector, we added more defensive holdings to the Fund. These included medical device technology leaders Guidant Corporation and Medtronic, Inc. Another addition was Pitney Bowes Inc., the dominant company in the mailing equipment business. We expect these stocks to be impacted by different dynamics than some of the more cyclical, traditional technology companies in this uncertain short-term period for the sector.

We look to prune our portfolio of stocks that may, for fundamental or valuation reasons, become relatively inferior holdings. In technology investing, because product cycles move so quickly, it is very easy to do countless hours of research on an investment and still be wrong. This is why we are diversified (our largest industry concentration is limited to 25% of assets at time of purchase in any one industry), and can only hold up to 5% of our Fund's assets in any stock at time of purchase. During the June quarter, we sold the following stocks in response to deteriorating fundamentals: Cadence Design Systems, Inc. (electronic design automation); Compaq Computer Corporation (personal computers); Telefonaktiebolaget LM Ericsson (telecommunications equipment); Network Associates, Inc. (enterprise software); Oracle Corporation (enterprise software); and Amazon.com, Inc. (Internet).

In summary, we continue to be short-term cautious on the technology sector and the prospects for Merrill Lynch Global Technology Fund, Inc. We are more encouraged about the intermediate-term outlook. Finally, we are very positive about the sector's secular forecast.


In Conclusion
We thank you for your continued investment in Merrill Lynch Global Technology Fund, Inc., and we look forward to reporting to you again in our upcoming semi-annual report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Paul G. Meeks)
Paul G. Meeks
Senior Vice President and
Portfolio Manager



August 4, 1999




Merrill Lynch Global Technology Fund, Inc., June 30, 1999


PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent
Performance
Results*
                                                       12 Month           3 Month         Since Inception
                                                     Total Return       Total Return        Total Return
ML Global Technology Fund, Inc. Class A Shares          +54.03%            +13.91%             +54.80%
ML Global Technology Fund, Inc. Class B Shares          +52.44             +13.65              +53.20
ML Global Technology Fund, Inc. Class C Shares          +52.44             +13.65              +53.20
ML Global Technology Fund, Inc. Class D Shares          +53.63             +13.86              +54.40

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 6/26/98.


Average Annual
Total Return


                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 6/30/99                        +54.03%        +45.94%
Inception (6/26/98) through 6/30/99       +54.07         +46.07

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
Class B Shares*                        Without CDSC     With CDSC**

Year Ended 6/30/99                        +52.44%        +48.44%
Inception (6/26/98) through 6/30/99       +52.49         +49.54

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
Class C Shares*                        Without CDSC    With CDSC**

Year Ended 6/30/99                        +52.44%        +51.44%
Inception (6/26/98) through 6/30/99       +52.49         +52.49

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 6/30/99                        +53.63%        +45.57%
Inception (6/26/98) through 6/30/99       +53.67         +45.69

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


SCHEDULE OF INVESTMENTS                                                                                   (in US dollars)
                                       Shares                                                                     Percent of
COUNTRY       Industries                Held               Stocks                      Cost            Value      Net Assets
Canada        Contract Manufacturers   272,500     Celestica Inc.                   $  7,859,914    $  11,802,656       1.2%

              Telecommunications       121,000     Nortel Networks Corporation         4,969,470       10,504,313       1.0
              Equipment

                                                   Total Investments in Canada        12,829,384       22,306,969       2.2

Finland       Telecommunications       359,200     Nokia Oyj 'A' (ADR)*               21,615,009       32,889,250       3.2
              Equipment

                                                   Total Investments in Finland       21,615,009       32,889,250       3.2

Israel        Telecommunications       326,900     ECI Telecom Limited                11,438,646       10,787,700       1.1
              Equipment

                                                   Total Investments in Israel        11,438,646       10,787,700       1.1

Singapore     Contract Manufacturers   366,400     Flextronics International Ltd.      7,730,216       20,243,600       2.0

                                                   Total Investments in Singapore      7,730,216       20,243,600       2.0

Taiwan        Semiconductors           588,000     Taiwan Semiconductor
                                                   Manufacturing Company Ltd.
                                                   (ADR)*                             12,636,854       19,992,000       2.0

                                                   Total Investments in Taiwan        12,636,854       19,992,000       2.0

United        Components               339,600     General Cable Corporation           7,258,586        5,433,600       0.5
States
              Computer Systems         474,000     EMC Corporation                    10,651,562       26,070,000       2.6
                                       181,500     Electronics for Imaging, Inc.       3,182,501        9,324,562       0.9
                                       180,400     International Business
                                                   Machines Corporation               13,736,742       23,316,700       2.3
                                       180,000     Network Appliance, Inc.             7,119,126       10,057,500       1.0
                                       264,000     Sun Microsystems, Inc.              5,984,811       18,183,000       1.8
                                                                                    ------------     ------------     ------
                                                                                      40,674,742       86,951,762       8.6

              Contract Manufacturers   360,000     Jabil Circuit, Inc.                 5,867,450       16,245,000       1.6
                                       369,000     Sanmina Corporation                15,557,318       27,997,875       2.8
                                       440,000     Solectron Corporation              10,101,586       29,342,500       2.9
                                                                                    ------------     ------------     ------
                                                                                      31,526,354       73,585,375       7.3

              Data Communications      461,500     Cisco Systems, Inc.                14,599,324       29,737,906       2.9

              Distribution             396,300     Ingram Micro Inc. (Class A)        16,537,696       10,204,725       1.0

              Diversified              230,000     General Instrument Corporation      8,317,982        9,775,000       1.0

              Electronic Design        534,900     Synopsys, Inc.                     23,135,634       29,486,363       2.9
              Automation

              Internet                 267,200     America Online, Inc.               15,794,772       29,525,600       2.9
                                        57,600     eBay Inc.                           9,792,000        8,715,600       0.9
                                        87,400     Exodus Communications, Inc.         3,783,009       10,482,537       1.0
                                       160,500     PSINet Inc.                         9,033,629        7,011,844       0.7
                                        99,800     Yahoo! Inc.                        15,292,795       17,184,313       1.7
                                                                                    ------------     ------------     ------
                                                                                      53,696,205       72,919,894       7.2




Merrill Lynch Global Technology Fund, Inc., June 30, 1999

SCHEDULE OF INVESTMENTS (concluded)                                                                       (in US dollars)
                                        Shares                                                                    Percent of
COUNTRY       Industries                 Held            Stocks                         Cost          Value       Net Assets
United        Medical Technology       168,000     Guidant Corporation              $  7,646,355    $   8,641,500       0.8%
States                                 115,100     Medtronic, Inc.                     7,661,056        8,963,413       0.9
(concluded)                                                                         ------------     ------------     ------
                                                                                      15,307,411       17,604,913       1.7

              Peripherals              146,000     Lexmark International
                                                   Group, Inc. (Class A)               7,553,161        9,645,125       0.9
                                       134,600     Pitney Bowes Inc.                   8,275,054        8,648,050       0.9
                                                                                    ------------     ------------     ------
                                                                                      15,828,215       18,293,175       1.8

              Personal Computers       334,000     Dell Computer Corporation          10,875,470       12,337,125       1.2
                                       129,200     Gateway Inc.                        8,698,636        7,622,800       0.8
                                                                                    ------------     ------------     ------
                                                                                      19,574,106       19,959,925       2.0

              Semiconductor Equipment  310,500     Applied Materials, Inc.            13,189,260       22,938,187       2.3
                                       178,900     KLA-Tencor Corporation              9,599,975       11,594,956       1.1
                                       186,100     Novellus Systems, Inc.             11,407,078       12,689,694       1.3
                                       170,100     Teradyne, Inc.                      6,825,990       12,204,675       1.2
                                                                                    ------------     ------------     ------
                                                                                      41,022,303       59,427,512       5.9

              Semiconductors           260,000     Altera Corporation                  7,669,064        9,555,000       0.9
                                       105,000     Broadcom Corporation (Class A)      9,423,706       15,172,500       1.5
                                       235,400     Intel Corporation                  12,256,922       13,991,587       1.4
                                       360,000     Maxim Integrated Products, Inc.    10,841,870       23,940,000       2.4
                                       183,700     Texas Instruments Incorporated     10,769,653       26,636,500       2.6
                                       313,700     Vitesse Semiconductor
                                                   Corporation                        14,859,642       21,292,388       2.1
                                       648,000     Xilinx, Inc.                       21,268,054       37,098,000       3.7
                                                                                    ------------     ------------     ------
                                                                                      87,088,911      147,685,975      14.6

              Software                 343,700     BMC Software, Inc.                 15,566,251       18,538,319       1.9
                                       292,400     Citrix Systems, Inc.                9,819,093       16,429,225       1.6
                                     1,250,400     Compuware Corporation              34,019,771       39,700,200       3.9
                                       531,200     Microsoft Corporation              36,182,172       47,874,400       4.8
                                       194,900     VERITAS Software Corporation       13,887,379       18,503,319       1.8
                                                                                    ------------     ------------     ------
                                                                                     109,474,666      141,045,463      14.0

              Technology Services      120,500     The BISYS Group, Inc.               4,808,125        7,049,250       0.7
                                       267,700     DST Systems, Inc.                  16,295,248       16,831,637       1.7
                                     1,089,600     Keane, Inc.                        41,662,588       24,652,200       2.4
                                       154,300     Sterling Commerce, Inc.             5,144,063        5,631,950       0.6
                                       325,000     Unisys Corporation                  9,798,284       12,654,688       1.2
                                                                                    ------------     ------------     ------
                                                                                      77,708,308       66,819,725       6.6

              Telecommunications       150,100     AT&T Corp.                          8,564,706        8,377,456       0.8
                                       332,100     MCI WorldCom Inc.                  16,429,425       28,560,600       2.8
                                        38,000     QUALCOMM Incorporated               5,124,285        5,453,000       0.6
                                                                                    ------------     ------------     ------
                                                                                      30,118,416       42,391,056       4.2

              Telecommunications       221,000     ADC Telecommunications, Inc.        8,140,460       10,055,500       1.0
              Equipment                 75,600     JDS Uniphase Corporation            3,958,968       12,549,600       1.3
                                       301,450     Lucent Technologies Inc.            8,978,917       20,329,034       2.0
                                       319,200     Tellabs, Inc.                       7,074,632       21,565,950       2.1
                                                                                    ------------     ------------     ------
                                                                                      28,152,977       64,500,084       6.4

                                                   Total Investments in the
                                                   United States                     620,021,836      895,822,453      88.6

                                                   Total Investments in Stocks       686,271,945    1,002,041,972      99.1

SHORT-TERM                             Face
SECURITIES                            Amount                   Issue

              Commercial Paper**  $ 11,232,000     General Motors Acceptance
                                                   Corp., 5.63% due 7/01/1999         11,232,000       11,232,000       1.1

                                                   Total Investments in
                                                   Short-Term Securities              11,232,000       11,232,000       1.1

              Total Investments                                                     $697,503,945    1,013,273,972     100.2
                                                                                    ============
              Liabilities in Excess of Other Assets                                                    (2,327,590)     (0.2)
                                                                                                   --------------     ------
              Net Assets                                                                           $1,010,946,382     100.0%
                                                                                                   ==============     ======

              Net Asset Value:   Class A--Based on net assets of $61,873,364
                                          and 3,997,023 shares outstanding                         $        15.48
                                                                                                   ==============
                                 Class B--Based on net assets of $664,969,553
                                          and 43,405,018 shares outstanding                        $        15.32
                                                                                                   ==============
                                 Class C--Based on net assets of $151,713,921
                                          and 9,903,726 shares outstanding                         $        15.32
                                                                                                   ==============
                                 Class D--Based on net assets of $132,389,544
                                          and 8,574,117 shares outstanding                         $        15.44
                                                                                                   ==============


 *American Depositary Receipts (ADR).
**Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.




PORTFOLIO CHANGES


For the Quarter Ended June 30, 1999

Additions

 AT&T Corp.
*AppliedTheory Corporation
*Backweb Technologies Ltd.
 Broadcom Corporation (Class A)
*Brocade Communications Systems, Inc.
*Careerbuilder, Inc.
*Copper Mountain Networks, Inc.
*Donaldson, Lufkin & Jenrette, Inc.--DLJdirect
 eBay Inc.
*Extreme Networks, Inc.
 Gateway Inc.
 General Instrument Corporation
 Guidant Corporation
*High Speed Access Corp.
*iXL Enterprises, Inc.
*Informatica Corporation
*Juniper Networks, Inc.
*Latitude Communications, Inc.
*Maker Communications, Inc.
*Marimba, Inc.
*PLX Technology, Inc.
 PSINet Inc.
*Phone.com, Inc.
*Portal Software, Inc.
 QUALCOMM Incorporated
*Razorfish Inc.
*Redback Networks Inc.
*Software.com, Inc.
*StarMedia Network, Inc.
 Sterling Commerce, Inc.
*US Internetworking Inc.
*Value America, Inc.


Deletions

 Amazon.com, Inc.
*AppliedTheory Corporation
 Ascend Communications, Inc.
 Autodesk, Inc.
*Backweb Technologies Ltd.
*Brocade Communications Systems, Inc.
 Cadence Design Systems, Inc.
*Careerbuilder, Inc.
 Compaq Computer Corporation
*Copper Mountain Networks, Inc.
*Donaldson, Lufkin & Jenrette, Inc.--DLJdirect
*Extreme Networks, Inc.
*High Speed Access Corp.
*iXL Enterprises, Inc.
*Informatica Corporation
*Juniper Networks, Inc.
*Latitude Communications, Inc.
*Maker Communications, Inc.
*Marimba, Inc.
 Network Associates, Inc.
 Oracle Corporation
*PLX Technology, Inc.
*Phone.com, Inc.
*Portal Software, Inc.
*Razorfish Inc.
*Redback Networks Inc.
 Seagate Technology, Inc.
*Software.com, Inc.
*StarMedia Network, Inc.
 Telefonaktiebolaget LM Ericsson (ADR)
*US Internetworking Inc.
*Value America, Inc.

[FN]
*Added and deleted in the same quarter.